Exhibit 99.1

Bowman Announces Record Full Year 2022 Revenue and Adjusted EBITDA

Reston, Va., March 9, 2023 (BUSINESS WIRE) – Bowman Consulting Group Ltd. (Nasdaq: BWMN) (“Bowman” or the “Company”), a national engineering services firm supporting owners and developers of the built environment, today released record financial results for the year ended December 31, 2022.

“During 2022, our first full year as a public company, we exceeded expectations and delivered on our commitment to strategic growth,” said Gary Bowman, Chairman and CEO of Bowman. “We generated record revenue, doubled our adjusted EBITDA, added close to 700 professionals, and made meaningful progress on margin expansion. During the year we closed on eight acquisitions representing over $60 million of annualized revenue as of closing. Demand for infrastructure related design and engineering continues to be strong across our markets, providing us continued optimism about our ability to grow and deliver on our strategic plans for 2023.”

Financial highlights for the three months ended December 31, 2022, compared to December 31, 2021:

•	Gross revenue of $75.6 million, compared to $41.9 million, an 80% increase

•	Year-over-year organic gross revenue growth[1] of 30%

•	Net service billing[2] of $66.2 million, compared to $37.8 million, a 75% increase

•	Year-over-year organic net service billing growth of 24%

•	Net income of $0.5 million, compared to a net loss of ($0.6) million

•	Adjusted EBITDA[2] of $9.4 million, compared to $3.5 million, a 169% increase

•	Adjusted EBITDA margin, net [2] of 14.2%, compared to 9.4%, a 480 bps increase

•	Gross backlog[2] of $243 million, compared to $167 million, a 46% increase

Financial highlights for the twelve months ended December 31, 2022, compared to December 31, 2021:

•	Gross revenue of $261.7 million, compared to $150.0 million, a 74% increase

•	Year-over-year organic gross revenue growth of 31%

•	Net service revenue[1] of $235.2 million, compared to $134.9 million, 74% increase

•	Year-over-year organic net service billing growth of 26%

•	Net income of $5.0 million, compared to a net income of $0.3 million

•	Adjusted EBITDA[1] of $34.0 million, compared to $16.5 million, a 106% increase

•	Adjusted EBITDA margin, net [1] of 14.5%, compared to 12.2%, a 230 bps increase

Business highlights during the fourth quarter 2022:

•	Closed on the acquisition of Spatial Acuity – November 2022

•	Closed on the acquisition of SEI Engineering – November 2022

•	Closed on the acquisition of H2H Geoscience Engineering – December 2022

Increasing FY 2023 Guidance

The Company is increasing its full year 2023 outlook for Net Service Billing to be in the range of $280 to $295 million and Adjusted EBITDA in the range of $43 to $49 million. The current outlook for 2023 is based on completed acquisitions as of the date of this release and does not include contributions from any future acquisitions. Management will discuss the Company’s acquisition pipeline during its upcoming earnings call.

FY 2022 Earnings Webcast

Bowman will host an earnings webcast to discuss the results of the quarter as follows:

Date:	March 10, 2023
Time:	9:00 a.m. Eastern Time
Hosts:	Gary Bowman, Chairman and CEO and Bruce Labovitz, Chief Financial Officer
Where:	http://investors.bowman.com

[1]	Revenue from acquired companies is reclassified as organic revenue in the first full quarter following the 12-month anniversary of closing.
[2]	Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

About Bowman Consulting Group Ltd.

Headquartered in Reston, Virginia, Bowman is an established professional services firm delivering innovative engineering solutions to customers who own, develop, and maintain the built environment. With over 1,700 employees more than 65 locations throughout the United States, Bowman provides a variety of planning, engineering, construction management, commissioning, environmental consulting, geomatics, survey, land procurement and other technical services to customers operating in a diverse set of regulated end markets. For more information, visit bowman.com or investors.bowman.com.

Contact:
Investor Relations

Bruce Labovitz	Larry Clark
ir@bowman.com	lclark@finprofiles.com
(703) 787-3403	(310) 622-8223

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate”, “believe”, “continue”, “estimate”, “expect”, “intend”, “may”, “will”, “goal” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs, These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipates or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Non-GAAP Financial Measures and Other Key Metrics

We supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, with certain non-GAAP financial measures, as described below, to help represent, explain, and understand our operating performance. These non-GAAP financial measures may be different than similarly referenced measures used by other companies. The non-GAAP measures are intended to enhance investors’ overall understanding and evaluation of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We present these non-GAAP financial measures to assist investors in seeing our financial performance in a manner more aligned with management’s view and believe these measures provide additional tools by which investors can evaluate our core financial performance over multiple periods relative to other companies in our industry. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables accompanying this press release.

BOWMAN CONSULTING GROUP LTD.

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands except per share data)

	December 31, 2022	December 31, 2021
ASSETS
Current Assets
Cash and equivalents	$13,282	$20,619
Accounts receivable, net	64,443	38,491
Contract assets	16,321	9,189
Notes receivable - officers, employees, affiliates, current portion	1,016	1,260
Prepaid and other current assets	7,068	4,850

Total current assets	102,130	74,409
Non-Current Assets
Property and equipment, net	25,104	20,202
Operating lease, right-of-use assets	30,264	—
Goodwill	53,210	28,471
Notes receivable	903	903
Notes receivable - officers, employees, affiliates, less current portion	1,417	1,218
Other intangible assets, net	27,950	12,286
Deferred tax asset, net	13,759	—
Other assets	1,020	681

Total Assets	$255,757	$138,170

LIABILITIES AND EQUITY
Current Liabilities
Accounts payable and accrued liabilities	$40,293	$17,921
Contract liabilities	6,370	4,623
Notes payable, current portion	10,168	4,450
Deferred rent, current portion	—	724
Operating lease obligation, less current portion	6,949	—
Finance lease obligation, current portion	5,297	5,136

Total current liabilities	69,077	32,854
Non-Current Liabilities
Other non-current obligations	356	—
Notes payable, less current portion	16,276	8,407
Deferred rent, less current portion	—	4,179
Operating lease obligation, less current portion	28,087	—
Finance lease obligation, less current portion	14,254	10,020
Pension and post-retirement obligation, less current portion	4,848	—
Deferred tax liability, net	—	4,290
Common shares subject to repurchase	—	7

Total liabilities	$132,898	$59,757

Shareholders’ Equity
Preferred Stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding	$—	$—
Common stock, $0.01 par value; 30,000,000 shares authorized; 15,949,805 shares issued and 13,556,550 outstanding, and 13,690,868 shares issued and 11,489,579 outstanding, respectively	159	137
Additional paid-in-capital	162,922	120,842
Accumulated other comprehensive income	578	—
Treasury stock, at cost; 2,393,255 and 2,201,289, respectively	(20,831)	(17,488)
Stock subscription notes receivable	(173)	(277)
Accumulated deficit	(19,796)	(24,801)

Total shareholders’ equity	$122,859	$78,413

TOTAL LIABILITIES AND EQUITY	$255,757	$138,170

BOWMAN CONSULTING GROUP LTD.

CONSOLIDATED INCOME STATEMENT

(Amounts in thousands except per share data)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2022	2021	2022	2021
Gross Contract Revenue	$75,609	$41,929	$261,714	$149,970
Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	26,753	16,527	100,076	59,416
Sub-consultants and expenses	9,424	4,149	26,510	15,116

Total contract costs	36,177	20,676	126,586	74,532

Operating Expenses:
Selling, general and administrative	34,993	20,717	117,839	69,029
Depreciation and amortization	3,901	1,865	12,251	6,371
(Gain) on sale	(39)	(23)	(82)	(122)

Total operating expenses	38,855	22,559	130,008	75,278

Income from operations	577	(1,306)	5,120	160

Other expense	1,297	734	3,384	1,440

Income (loss) before tax expense	(720)	(2,040)	1,736	(1,280)
Income tax (benefit) expense	(1,190)	(1,441)	(3,269)	(1,579)

Net income	$470	$(599)	$5,005	$299

Earnings allocated to non-vested shares	67	—	783	56

Net income attributable to common shareholders	$403	$(599)	$4,222	$243

Earnings per share
Basic	$0.03	$(0.07)	$0.39	$0.03
Diluted	$0.03	$(0.07)	$0.37	$0.03
Weighted average shares outstanding:
Basic	11,538,128	9,073,424	10,887,620	7,525,206
Diluted	12,234,109	9,073,424	11,683,758	7,635,615

BOWMAN CONSULTING GROUP LTD.

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Year Ended December 31,
	2022	2021
Cash Flows from Operating Activities:
Net Income	$5,005	$299
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization - property, plant and equipment	8,363	5,974
Amortization of intangible assets	3,888	397
Gain on sale of assets	(82)	(122)
Bad debt	742	496
Stock based compensation	15,097	8,217
Deferred taxes	(18,049)	(2,183)
Deferred rent	—	5
Accretion of discounts on notes payable	258	—
Changes in operating assets and liabilities, net of acquisition of businesses
Accounts receivable	(13,779)	(8,802)
Contract assets	(4,575)	(387)
Prepaid expenses	(2,021)	(2,251)
Other assets	(105)	(31)
Accounts payable and accrued expenses	15,802	3,297
Contract liabilities	(1,374)	(192)

Net cash provided by operating activities	9,170	4,717
Cash Flows from investing Activities:
Purchases of property and equipment	(902)	(905)
Proceeds from sale of assets	35	127
Amounts advanced under loans to shareholders	(5)	(779)
Payments received under loans to shareholders	49	36
Acquisitions of businesses, net of cash acquired	(18,035)	(20,345)
Collections under stock subscription notes receivable	104	332

Net cash used in investing activities	(18,754)	(21,534)

Cash Flows from Financing Activities:
Proceeds from initial public offering, net of underwriting discounts and commissions and other offering costs	—	47,104
Proceeds from common stock offering, net of underwriting discounts and commissions and other offering costs	15,475	—
Net payments under revolving line of credit	—	(3,481)
Repayments under fixed line of credit	(734)	(722)
Repayment under notes payable	(4,595)	(1,084)
Payments on finance leases	(6,027)	(4,663)
Payment of contingent consideration from acquisitions	—	(2)
Payment of subsequent common stock offering costs	—	(75)
Payments for purchase of treasury stock	(3,343)	(582)
Proceeds from issuance of common stock	1,471	555

Net cash provided by financing activities	2,247	37,050

Net (decrease) increase in cash and cash equivalents	(7,337)	20,233

Cash and cash equivalents, beginning of period	20,619	386

Cash and cash equivalents, end of period	$13,282	$20,619

BOWMAN CONSULTING GROUP LTD.

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Year Ended December 31,
	2022	2021
Supplemental disclosures of cash flow information:
Cash paid for interest	$1,896	$887

Cash paid for income taxes	$400	1,921

Non-cash investing and financing activities:
Property and equipment acquired under capital lease	$(8,118)	$(8,877)

Stock redemption for exercise of stock option	—	$139

Issuance of notes payable for acquisitions	$(19,089)	$(10,200)

BOWMAN CONSULTING GROUP LTD.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(amounts in thousands except per share data)

Condensed Combined Statement of Operations Reconciliation	For the Three Months Ended December 31,		For the Year Ended December 31,
	2022	2021	2022	2021
Gross contract revenue	$75,609	$41,929	$261,714	$149,970
Contract costs (exclusive of depreciation and amortization)	36,177	20,676	126,586	74,532
Operating expense	38,855	22,559	130,008	75,278

Income from operations	577	(1,306)	5,120	160
Other (income) expense	1,297	734	3,384	1,440
Income tax expense (benefit)	(1,190)	(1,441)	(3,269)	(1,579)

Net income	$470	$(599)	$5,005	$299

Net margin	0.6%	-1.4%	1.9%	0.2%
Other financial information [1]
Net service billing	$66,185	$37,780	$235,204	$134,854
Adjusted EBITDA	9,415	3,534	34,022	16,485
Adjusted EBITA margin, net	14.2%	9.4%	14.5%	12.2%

Gross Revenue to Net Services Billing Reconciliation	For the Three Months Ended December 31,		For the Year Ended December 31,
	2022	2021	2022	2021
Gross contract revenue	$75,609	$41,929	$261,714	$149,970
Less: sub-consultants and other direct expenses	9,424	4,149	26,510	15,116

Net services billing	$66,185	$37,780	$235,204	$134,854

Adjusted EDITDA Reconciliation	For the Three Months Ended December 31,		For the Year Ended December 31,
	2022	2021	2022	2021
Net Income	$470	$(599)	$5,005	$299
+ interest expense	1,234	268	2,457	918
+ depreciation & amortization	3,901	1,865	12,251	6,371
+ tax (benefit) expense	(1,190)	(1,441)	(3,269)	(1,579)

EBITDA	$4,415	$93	$16,444	$6,009
+ non-cash stock compensation	3,922	2,876	15,409	8,217
+ transaction related expenses	—	—	—	1,555
+ settlements and other non-core expenses	439	—	654	—
+ acquisition expenses	639	565	1,515	704

Adjusted EBITDA	$9,415	$3,534	$34,022	$16,485
Adjusted EBITDA margin, net	14.2%	9.4%	14.5%	12.2%

[1]	Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

BOWMAN CONSULTING GROUP LTD.

GROSS CONTRACT REVENUE COMPOSITION

(Amounts in thousands)

(dollars in thousands)	For the Year ended December 31,
	2022	%	2021	%	Change	% Change
Consolidated Gross Revenue
Building Infrastructure	170,431	65.1%	105,242	70.2%	65,189	61.9%
Transportation	44,846	17.1%	16,537	11.0%	28,309	171.2%
Power and Utilities	32,672	12.5%	22,525	15.0%	10,147	45.0%
Emerging Markets	13,765	5.3%	5,666	3.8%	8,099	142.9%

Total	261,714	100.0%	149,970	100.0%	111,744	74.5%

	For the Year ended December 31,
	2022	% GCR	2021	% GCB	Change	% Change
Organic v Acquired Revenue [1]
Baseline organic revenue	193,251	73.8%	148,021	98.7%	45,230	30.6%
Acquired revenue	68,463	26.2%	1,949	1.3%	66,514	n/a

Total	261,714	100.0%	149,970	100.0%	111,744	74.5%

(dollars in thousands)	For the three months ended December 31,
	2022	%	2021	%	Change	% Change
Consolidated Gross Revenue
Building Infrastructure	44,338	58.6%	31,559	75.3%	12,779	40.5%
Transportation	18,382	24.3%	3,845	9.2%	14,537	378.1%
Power and Utilities	8,302	11.0%	4,925	11.7%	3,377	68.6%
Emerging Markets	4,587	6.1%	1,600	3.8%	2,987	186.7%

Total	75,609	100.0%	41,929	100.0%	33,680	80.3%

	For the three months ended December 31,
	2022	%	2021	%	Change	% Change
Organic v Acquired Revenue [1]
Baseline organic revenue	51,870	68.6%	39,980	95.4%	11,890	29.7%
Acquired revenue	23,739	31.4%	1,949	4.6%	21,790	n/a

Total	75,609	100.0%	41,929	100.0%	33,680	80.3%

[1]	Revenue from acquired companies is reclassified as organic revenue in the first full quarter following the 12-month anniversary of closing.

BOWMAN CONSULTING GROUP LTD.

GROSS BACKLOG BY CATEGORY AT DECEMBER 31, 2022

Category	Percentage
Building Infrastructure	51.2%
Transportation	30.6%
Power and Utilities	13.4%
Emerging Markets	4.8%

TOTAL	100.0%